SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

___________

FORM N-CSR

___________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.

(Exact name of registrant as specified in charter)

___________

381 Pleasant Street, 2nd Floor

Fall River, MA 02721

(Address of principal executive offices) (Zip code)

Registered Agent, Inc.

769 Basque Way, Suite 300

Carson City, NV 09706

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 508-674-8459

DATE OF FISCAL YEAR END: FEBRUARY 28, 2019

DATE OF REPORTING PERIOD: FEBRUARY 28, 2019

Annual Report

February 28, 2019

COPLEY FUND, INC.

A No-Load Fund

COPLEY FUND, INC.

ANNUAL REPORT
FOR THE YEAR ENDING
FEBRUARY 28, 2019

Tel: (508) 674-8459
Fax: (508) 672-9348

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722

April 29, 2019

Dear Fellow Shareholders:

A year has passed since the death of Irving Levine, founder of Copley Fund. While he is deeply missed, I am pleased to inform you that our Fund continues to do well by following the disciplined investment policies and programs established by Mr. Levine.

The Fund’s basic strategy is to invest in large public companies with a consistent record of paying increasing dividends. This has worked successfully for decades. We intend to continue on this path. To concentrate all of our focus on this strategy, the Board of Copley Fund determined to close the Operating Division. This division, which sold a variety of handbags luggage and accessories, was too small to make any impact on the Fund’s performance and was a distraction from the Fund’s investment activities. The closing of the Operating Division will have no significant impact on the Fund’s operations or earnings.

I am pleased to report that we have appointed DCM Advisors, LLC as sub-advisor to the Fund, subject to Fund shareholder approval. DCM Advisors, LLC is fully committed to continuing the investment strategies implemented by the Fund since its inception. Vijay Chopra, a highly experienced investment manager and a principal of DCM Advisors, LLC, has been appointed a vice-president of Copley Financial Services Corp. and is now responsible for the day-to-day monitoring and management of the Fund portfolio.

CHANGE IN REPORTED NET ASSET VALUE:

1984	+23.90%
1985	+25.00%
1986	+18.00%
1987	– 8.00%
1988	+20.00%
1989	+16.00%
1990	– 2.00%
1991	+18.00%
1992	+18.00%
1993	+10.00%
1994	– 7.00%
1995	+26.00%
1996	+ 5.00%
1997	+25.00%
1998	+14.00%
1999	– 6.86%
2000	+22.50%
2001	– 9.30%
2002	–13.90%
2003	+14.31%

2004	+12.99%
2005	+ 5.89%
2006	+19.70%
2007	–10.83%	* SEC mandated change to tax reserve
2008	–15.60%		*
2009	+ 2.36%		*
2010	+ 7.04%		*
2011	+13.00%		*
2012	+ 4.79%		*
2013	+18.08%		*
2014	+14.24%		*
2015	– 1.98%		*
2016	+15.55%		*
2017	+ 9.68%		*
2018	+15.65%		*
2019	+9.09%	* Ended March 31, 2019

We and the Board of the Fund regularly review various tax matters that we believe affect the Fund and its shareholders. In this regard, we recognize that the Fund’s policy of accumulating and reinvesting its net income rather than distributing this income to shareholders, may expose the Fund to an accumulated earnings tax. This tax would not have a material adverse effect on the Fund’s NAV. The Fund will continue to accumulate and reinvest, its net income consistent with its historical strategy.

Please note the performance figures for years prior to 2007/2008 are consistent with the information furnished in prior reports and do not reflect an adjustment for the SEC-mandated change in calculation of our tax reserve in 2007. A word of caution when comparing Copley’s expense ratios with those of other mutual funds. Because of its unique structure, Copley is required to include a full tax reserve as an operating expense; other funds are not subject to this requirement. As our stocks increase in value, our tax reserve increases. This leads to a corresponding increase in the expense ratio. Thus, the expense ratios that Copley is required to report is significantly higher than would have been the case if the tax reserve was not included as an operating expense.

The performance data quoted represents past performance and investment return. The prices of the shares held by Copley will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost or the value shown at March 31, 2019. Please remember that past performance does not guarantee future results, and future performance may be higher or lower than the performance data quoted.

We wish to thank our board, our sub-adviser, our consultants, and our shareholders for their competence, loyalty, and cooperation.

David I Faust

President

COPLEY FUND, INC.

PER SHARE VALUE

CALENDAR YEARS ENDED DECEMBER 31
PERIOD ENDED MARCH 31, 2019

3/31
120
110
100
90
80
70
60
50
40
30
20
10
0
6.06
7.51
9.36
11.00
10.11
12.12
14.28
14.06
16.47
19.38
21.35
19.71
24.65
26.05
32.58
37.04
34.50
42.26
38.33
32.99
37.71
42.61
45.12
54.01
44.07
40.64
41.60
44.53
50.30
52.76
62.30
71.17
69.76
80.61
88.41
102.25
111.54
1983 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 2000 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19

The per share values provided for years prior to 2007/08 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

COPLEY FUND, INC.

COMPARATIVE PERFORMANCE

This chart shows the value of a hypothetical $10,000 investment in the Fund, the S&P 500 and the Dow Jones Wilshire 5000. The S&P 500 is a broad-based market index comprised of the common stock of 500 of the largest companies traded on the U.S. securities markets as measured by market capitalization. The Dow Jones Wilshire 5000 is a market-capitalization weighted index of the market value of all stocks actively traded in the United States. Market indexes do not include expenses which are deducted from Fund returns. There can be no assurance that the performance of the Fund will continue into the future with the same or similar trends depicted below. The graph does not reflect the deduction for taxes that a shareholder may pay on the sale or redemption of shares or on dividends received.

Ten Year Cumulative Return

Copley Fund As of 02/28/19

AVERAGE ANNUAL RETURNS

The following table depicts the periodic 1-, 5-, and 10-year annualized returns on the Copley Fund, the S&P 500 Index, and the Dow Jones Wilshire 5000 Index.

Periods Ended 2/28	1 Year	5 Years	10 Years
Copley Fund	12.73%	11.77%	11.89%
S&P 500	4.68%	10.67%	16.67%
Dow Jones Wilshire 5000	5.20%	9.94%	16.77%

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value and return will vary, and you may have a gain or loss when you sell your shares. For most recent performance please call us at 877-881-2751. Returns do not reflect taxes that a shareholder may pay on redemption of Fund shares. When assessing performance, investors should consider both short and long-term returns.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Copley Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Copley Fund, Inc. (the “Fund”), including the schedule of investments, as of February 28, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019 and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

EISNERAMPER LLP

New York, New York

April 29, 2019

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2019

	Shares	Value
COMMON STOCK – 117.80%
Banking – 7.81%
JPMorgan Chase & Company	42,000	$4,383,120
PNC Financial Services Group, Inc.	25,000	3,150,500
		7,533,620
Consumer Products – 1.82%
Kimberly-Clark Corp.	15,000	1,752,450
Diversified Utility Companies – 22.51%
Alliant Energy Corp.	40,000	1,834,800
DTE Energy Co.	55,000	6,795,800
Dominion Energy, Inc.	93,450	6,923,711
Duke Energy Corp.	53,033	4,754,939
WEC Energy Group, Inc.	18,612	1,419,723
		21,728,973
Drug Companies – 5.35%
Bristol-Myers Squibb Co.	100,000	5,166,000
Electric & Gas – 10.83%
American Electric Power Company, Inc.	35,000	2,840,250
FirstEnergy Corp.	40,000	1,630,000
Public Service Enterprise Group, Inc.	30,000	1,764,300
Sempra Energy	35,000	4,215,400
		10,449,950
Electric Power Companies – 29.48%
Ameren Corp.	12,500	890,500
Eversource Energy	65,600	4,579,536
Exelon Corp.	23,200	1,127,288
NextEra Energy, Inc.	90,000	16,894,800
PPL Corp.	100,000	3,217,000
The Southern Co.	35,000	1,739,150
		28,448,274
Gas Utilities & Supplies – 8.31%
New Jersey Resources Corp.	112,500	5,445,000
Northwest Natural Gas Co.	40,000	2,568,800
		8,013,800
Insurance – 6.66%
Arthur J. Gallagher & Co.	80,000	6,422,400

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2019

	Shares	Value
COMMON STOCK – 117.80% – (continued)
Oil – 14.41%
Chevron Corp.	46,200	$5,524,596
ExxonMobil Corp.	106,086	8,383,977
		13,908,573
Retail – 1.95%
Wal-Mart Stores, Inc.	19,000	1,880,810
Telephone – 8.67%
AT&T, Inc.	95,000	2,956,400
Verizon Communications, Inc.	95,000	5,407,400
		8,363,800
TOTAL COMMON STOCK (Cost – $20,945,329)		113,668,650
MASTER LIMITED PARTNERSHIP – 0.01%
Pipelines – 0.01%
Energy Transfer, L.P. (Cost – $2,033)	353	5,221
TOTAL INVESTMENTS (Cost $20,947,362) – 117.81%		113,673,871
Liabilities in Excess of Other Assets – (17.81%)		(17,180,575)
NET ASSETS – 100.00%		$96,493,296

The accompanying notes are an integral part of these financial statements.

Portfolio Analysis
As of February 28, 2019
(Unaudited)

% of Net Assets
Common Stock	117.80%
Electric Power Companies	29.48%
Diversified Utility Companies	22.51%
Oil	14.41%
Electric & Gas	10.83%
Telephone	8.67%
Gas Utilities & Supplies	8.31%
Banking	7.81%
Insurance	6.66%
Drug Companies	5.35%
Retail	1.95%
Consumer Products	1.82%
Master Limited Partnership	0.01%
Pipelines	0.01%
Liabilities in Excess of Other Assets	-17.81%
Total Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2019

Assets:
Investments in securities at fair value (identified cost $20,947,362)	$113,673,871
Cash and cash equivalents	2,161,592
Receivables:
Dividends and interest	503,988
Trade	3,779
Subscriptions	102
Inventory	47,994
Prepaid expenses and other assets	52,080
Total Assets	116,443,406
Payables:
Fund shares redeemed	530
Taxes	328,777
Investment advisory fees	46,684
Accrued professional fees	29,364
Accrued expenses	19,390
Deferred income taxes	19,525,365
Total Liabilities	19,950,110
Commitments and Contingencies (Note 6)
Net assets	$96,493,296
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 876,151 shares outstanding of $1.00 par value capital stock outstanding)	$110.13
Net assets consist of:
Capital paid in	$876,151
Accumulated earnings (losses)	95,617,145
Net assets	$96,493,296

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2019

Investment Income:
Dividend (includes $11,820 foreign tax witholding)	$3,998,469
Interest	18,064
Other Income	1,450
Total Investment Income	4,017,983
Expense:
Investment advisory fees	638,858
Legal fees	158,905
Audit fees	93,165
Accounting and shareholder services	78,133
Insurance	41,695
Directors fees and expenses	17,420
Custodian fees	13,520
Printing	22,768
Blue Sky fees	17,664
Postage and shipping	2,263
Miscellaneous fees	2,096
Total Expense	1,086,487
Less: Investment advisory fee waived	(60,000)
Net Expense	1,026,487
Net Investment Income Before Income Taxes	2,991,496
Tax Expense	1,100,313
Net Investment Income	1,891,183
Operating Income
Gross profit	26,951
Operating expense	(17,572)
Net Operating Income Before Income Taxes	9,379
Tax Expense	1,000
Net Operating Income	8,379
Net Investment and Operating Income	1,899,562
Realized and Unrealized Gain (Loss) on Investments
Realized gain from investment transactions	3,634,684
Net change in unrealized appreciation of investments, including deferred income tax expense of $1,536,124	5,778,752
Net Realized and Unrealized Gain on Investments	9,413,436
Net Increase in Net Assets Resulting From Operations	$11,312,998

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2019	Year Ended February 28, 2018
Increase in Net Assets from Operations
Net investment and operating income, net of income tax expense	$1,899,562	$2,528,605
Net realized gain from investment transactions	3,634,684	917,901
Net change in unrealized appreciation of investments, including deferred income tax expense	5,778,752	11,306,241
Net Increase in Net Assets Resulting From Operations	11,312,998	14,752,747
Capital Share Transactions
Proceeds from shares sold	820,458	1,142,422
Payments for shares redeemed	(8,617,305)	(5,346,831)
Net Decrease in Net Assets From Shares of Beneficial Interest	(7,796,847)	(4,204,409)
Net Increase in Net Assets	3,516,151	10,548,338
Net Assets:
Beginning of Year	92,977,145	82,428,807
End of Year*	$96,493,296	$92,977,145

*	Assets — End of Year includes undistributed net investment and operating income of $20,301,301 as of February 28, 2018.

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2019

Increase (Decrease) in Cash and cash equivalents
Cash flows from operating activities
Dividends and interest received	$3,900,592
Proceeds from disposition of long-term portfolio investments	6,590,656
Receipts from customers	88,468
Expenses paid	(1,698,536)
Payments to suppliers	(82,598)
Net cash provided by operating activities	8,798,582
Cash flows used by financing activities
Fund shares issued	820,457
Fund shares redeemed	(8,617,175)
Net cash used by financing activities	(7,796,718)
Net increase in cash and cash equivalents	1,001,864
Cash and cash equivalents at beginning of year	1,159,728
Cash and cash equivalents at end of year	$2,161,592
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$11,312,998
Increase in investments	(4,359,152)
Increase in dividends and interest receivable	(115,941)
Decrease in trade receivables	7,564
Decrease in inventory	17,977
Increase in taxes payable	427,770
Increase in prepaid expenses and other assets	(4,364)
Decrease in trade payable	(48,000)
Decrease in accrued expenses	(3,577)
Increase in investment advisory fee payable	915
Decrease in professional fees payable	(2,110)
Increase in deferred income taxes	1,564,502
Total adjustments	(2,514,416)
Net cash provided by operating activities	$8,798,582

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2019

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

The financial highlights table is intended to help you understand the Fund’s financial performance for years February 28, 2015 through February 28, 2019. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund.

The annual financial information is included in the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

	Fiscal Years Ending February 28 or 29,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$97.69	$82.46	$71.23	$69.81	$63.11
Income From Operations:
Net investment gain	2.14	2.61	2.78	2.20	2.24
Net gain (loss) from securities (both realized and unrealized)	10.30	12.62	8.45	(0.78)	4.46
Total from operations	12.44	15.23	11.23	1.42	6.70
Net Asset Value, End of Year	$110.13	$97.69	$82.46	$71.23	$69.81
Total Return (b)	12.73%	18.47%	15.77%	2.03%	10.62%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$96,493	$92,977	$82,429	$72,547	$73,579
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	3.93%	(12.89)%(c)	7.07%	1.15%	5.03%
Ratio of net investment and operating income (loss) to average net assets	0.32%	17.43%	(2.37)%	3.77%	(0.33)%
Portfolio turnover rate	0.00%	0.97%	0.00%	0.00%	0.00%
Number of shares outstanding at end of year (in thousands)	876	952	1,000	1,018	1,054

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

The financial highlight ratios above do not reflect investment fees waivers of $60,000 for the years ended February 28, 2015 through 2019. If the waivers had been included, the following ratios would apply:

	Fiscal Years Ending February 28 or 29,
	2019	2018	2017	2016	2015
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	3.86%	(12.96)%(c)	6.99%	1.06%	4.94%
Ratio of net investment and operating income (loss) to average net assets	0.38%	17.50%	(2.30)%	3.86%	(0.25)%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
*	Includes operating expenses from the Operating Division and subsidiary of $17,572, $51,092, $41,891, $48,378 and $31,376, for fiscal years ending 2019 through 2015, respectively.
(c)	Due to change in corporate tax rate, ratio represents expenses and net benefit received.

For the year ended February 28, 2018, the above ratios are net of a one time tax benefit due to the changes in the tax rules. If the one time benefit tax was excluded, the ratios would be as follows:

Ratio of total expenses including regular to average net assets: 1.63%
Ratio of net investment and operating income to average net assets: 2.91%

With waiver included:

Ratio of total expenses including regular to average net assets: 1.55%
Ratio of net investment and operating income to average net assets: 2.98%

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization

Copley Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s investment objectives are the generation and accumulation of dividend income and capital appreciation. The Fund was organized as a Massachusetts corporation on February 21, 1978. The Fund was reorganized as a New York corporation on September 1, 1987, a Florida corporation on May 19, 1994 and as a Nevada Corporation on December 5, 2007.

Through the year ended February 28, 2019, the Fund had an operating division, Copley Fund, Inc. — Operating Division (“COD”), which sold a variety of handbags, luggage and accessories. The Fund has decided to close the Operating Division and, accordingly, will terminate the business and liquidate its inventory. Management believes that this will not have any material impact on the Fund, its business, or its net asset value. See Footnotes 5 and 7.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the specialized accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.” The preparation of financial statements in accordance with GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment Valuation

The Fund carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies  – (continued)

Level 3 —	Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Securities listed on an exchange are valued at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. If there has been no sale on such day, the security is valued at the last quoted bid. If no bid or asked prices are quoted or if the Fund’s investment advisor (the “Advisor”) believes the market quotations are not reflective of fair value, then the security is valued at fair value by the Advisor.

The following table summarizes the inputs used as of February 28, 2019 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$113,668,650	$—	$—	$113,668,650
Master Limited Partnership	5,221	—	—	5,221
Total	$113,673,871	$—	$—	$113,673,871

The Fund did not hold any Level 2 or Level 3 securities during the year. There were no transfers to or from Level 1 and Level 2 during the year. The Fund’s policy is to recognize transfers to or from of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Investment transactions and income and expense

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies  – (continued)

During the year ended February 28, 2019, cost from purchases of investments were $1,079,208 and proceeds from sales of investments were $1,220,008.

Distributions

Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and used to pay expenses, to effect redemptions, to make additional investments or held in cash as a reserve.

Cash and cash equivalents

The Fund considers all highly liquid investments with a maturity of three months or less when acquired and money market mutual funds to be cash equivalents. The carrying amount of cash and cash equivalents approximates its fair value due to its short term nature.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or net realizable value.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Nevada. The Fund recognizes interest and penalties, if any, related to income taxes as income tax expense in the Statement of Operations. During the year ended February 28, 2019, the Fund did not incur any interest or penalties.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost of investments for federal tax purposes is $20,947,362 for the Fund.

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of $19,472,567 tax effect	$73,253,942
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	—
Net unrealized appreciation net of tax effect	$73,253,942

The Federal and state income tax provision (benefit) is summarized as follows:

Year Ended February 28, 2019
Current:
Federal	$1,071,935
State	1,000
$1,072,935
Deferred*:
Federal	$1,564,502
State	—
Net provision (benefit) for income taxes	$1,564,502

*	Deferred income tax expense of $1,564,502 consists of $1,536,124 related to unrealized appreciation of investments and $28,378 related to the dividend received deduction and is included in the net change in unrealized appreciation of investments and in tax expense on the accompanying statement of operations, respectively.

The difference between the effective tax rate of 16.60% and the statutory tax rate of 21% is primarily attributable to the benefit of the dividend received deduction.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At February 28, 2019, the deferred tax liabilities are summarized as follows:

Deferred tax liability:
Unrealized gain on investments	$19,472,567
Other	$52,798
$19,525,365

The Fund files combined Massachusetts corporate excise tax returns with Stuffco International, Inc. (“Stuffco”), a company wholly owned by the former Chairman of the Fund. For the year ended February 28, 2019, the reported Massachusetts corporate excise tax was $1,000. This combined return includes all income and expense of the Operating Division and excludes the Fund’s investment income and expense. The Commonwealth of Massachusetts may not agree with this exclusion. Management believes that the exclusion in the combined corporate excise returns is proper and further believes that,

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.  – (continued)

if contested, any likely resolution would not have a material adverse effect on the Fund’s assets and liabilities or statement of operations.

4. Capital Stock

At February 28, 2019, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Year Ended February 28, 2019		Year Ended February 28, 2018
	Shares	Amount	Shares	Amount
Shares sold	7,908	$820,458	12,129	$1,142,422
Shares repurchased	(83,471)	(8,617,305)	(59,993)	(5,346,831)
Net change	(75,563)	$(7,796,847)	(47,864)	$(4,204,409)

5. Investment Advisory Agreement and Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. CFSC is wholly owned by the Estate of Irvine Levine. CFSC has appointed DCM Advisors, LLC as its sub-advisor, subject to the approval of the Fund’s shareholders.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; 0.75% of the next $15 million; and 0.50% on average daily net assets over $40 million. If the sub-advisory agreement with DCM Advisors, LLC is approved by the Fund’s shareholders, then 75% of the fee paid to CFSC will be paid to DCM Advisors, LLC as a sub-advisory fee.

For the year ended February 28, 2019, the net fee for investment advisory service totaled $526,351. This included $586,351 less $60,000 voluntarily waived by the advisor. Also during the year ended February 28, 2019, unaffiliated directors received $14,749 in directors’ fees and reimbursed expenses.

Operating Division

The results of the COD for the year ended February 28, 2019, are as follows:

Sales	$79,454
Cost of goods sold	(52,575)
Gross profit	26,879
General & administrative expenses	(17,572)
Net income from operations	9,307
Other income (dividends and interest)	72
Tax expense	(1,000)
Net Income	$8,379

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

5. Investment Advisory Agreement and Transactions with Related Parties  – (continued)

As of February 28, 2019, COD owed Stuffco, $48,000 for rent. As noted above, the Operating Division is being closed and its inventory is being liquidated.

6. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax.

The Internal Revenue Service has, during its review of the Fund’s federal income tax returns for the 1999 tax year, performed during 2001, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service (“Service”) is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Service.

During the year ended February 28, 2010, the Fund sold the assets of Copley Operating Group LLC (“COG”) to Prince Investment Group LLC (“Purchaser”). The assets consisted of equipment and the operations of a restaurant. In exchange for the assets the Fund received a promissory note for $372,000 to be paid over 15 years. The Purchaser ceased making payments and the Fund wrote off the receivable during the year ended February 29, 2012. In addition, the Fund has filed a claim against the Purchaser and Jeffrey Krall (“Krall”) to enforce the promissory note and Krall’s guarantee with an outstanding balance of $356,500. Krall filed a counterclaim seeking $765,000 in damages, which was subsequently dismissed. Subsequently, COG took possession of such equipment and sold it to a third party. In exchange for the sale of the equipment, COG received a promissory note for $29,000 payable in equal monthly installments over ten years. During the year ended February 28, 2019, $1,450 was collected and recorded as part of other income in the statement of operations.

7. Concentration

As of February 28, 2019, the Fund had 29.48% of the value of net assets invested in stocks within the Electric Power Companies sector.

8. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

8. Recent Accounting Pronouncements and Reporting Updates  – (continued)

between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adopted with these financial statements.

9. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

On April 12, 2019, the Board of Directors approved a plan to liquidate Copley Fund, Inc. — Operating Division.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return. Operating expenses are deducted from the mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. Unlike virtually all other mutual funds, the Fund has an operating division. Therefore, its expenses and expense rations may not be strictly comparable to those of mutual funds which do not have an operating business. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. The Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:  Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value (9/1/18)	Ending Account Value (2/28/19)	Annualized Expense Ratios*	Expenses Paid During Period** (9/1/18 – 2/28/19)
Actual Fund Return	$1,000.00	$1,054.78	3.56%	$18.15
Hypothetical 5% Return	$1,000.00	$1,007.12	3.56%	$17.73

*	Expenses include the reserve the Fund is required to calculate and deduct, reflecting the federal income tax which would have to be paid if the Fund’s portfolio were liquidated and a capital gains tax, at the regular corporate tax rate, would be payable on all gains.
**	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period).

COPLEY FUND, INC.

PRIVACY POLICY

The Fund and Your Personal Privacy

The Copley Fund is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. It is managed by Copley Financial Services Corp., an investment adviser registered under the Investment Advisers Act of 1940.

What Kind of Non-Public Information do We Collect About You if You Become a Shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information You Give Us On Your Application Form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information About Your Transactions With Us and Transactions With the Entities We Hire to Provide Services to You. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions you conduct through them.

What Information do We Disclose and to Whom do We Disclose It?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do We do to Protect Your Personal Information?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

If you have any questions about the Fund or your account, you can write to us at c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130. You can also call us at 1-877-881-2751. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 17605 Wright Street, Omaha, NE 68130.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, (i) is available, without charge and upon request, by calling 1-877-881-2751; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement

On April 12, 2019, the Board of Directors of the Fund approved the continuation of the advisory agreement with Copley Financial Services Corp. (“CFSC”). Griffin Asset Management Group, a division of Lebenthal Asset Management, LLC, is a sub-advisor to CFSC. The Board’s decision regarding the CFSC advisory agreement reflects the exercise of its business judgment on whether to continue the existing arrangement. Prior to approving the continuation of the advisory agreement, the Board considered, among other things:

•	the nature, extent and quality of the services provided by CFSC
•	the investment performance of the Fund
•	the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund, including the value of the investment fee waivers.
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale

COPLEY FUND, INC.

SUPPLEMENTAL DATA – Continued

•	the expense ratio of the Fund
•	performance and expenses of comparable funds
•	any indirect benefits that may accrue to CFSC and its affiliates as a result of its relationship with the Fund.
•	the extent to which the independent Board members are fully informed about all the facts the Board deems relevant bearing on CFSC’s services and fees.

The Board was aware of these factors and was guided by them in its review of the Fund’s advisory agreement to the extent it considered them to be relevant and appropriate, as discussed further below. The Board considered and weighted these circumstances in light of its substantial accumulated experience in governing the Fund and working with CFSC on matters related to the Fund, and was assisted by legal counsel.

In considering the nature, extent and quality of the services provided by CFSC, the Board of Directors reviewed the portfolio management and operating division supervision services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In addition, the Board concluded that CFSC was providing unique and specialized supervision of the Fund's operating division. In its decision to continue the existing agreement the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainies and other effects that could occur as a result of a decision to terminate or not renew the contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of CFSC’s industry standing and reputation and with the expectation that CFSC will have a continuing role in providing advisory services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time. The Directors noted that the Fund’s performance must be considered in light of the Fund’s structure which is designed to avoid the trauma of extreme volatility in its investments. They concluded that the performance reflected this structural goal generally outperforming in volatile down markets and underperforming in bull type markets. It also examined the Fund's investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by CFSC and Stuffco International Inc. (a company wholly owned by Mr. Levine) from their relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio had decreased slightly. In particular, the Board concluded that the Fund’s expense ratio had remained higher than historical measures due to increased expenses related to addressing the tax accrual accounting issue and the fact that the expense ratio is calculated based upon net assets including a liability for a large tax reserve which operates to distort the ratio as compared to most other funds. They did find significant, the fact that CFSC had waived the receipt of $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund's expense ratio.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. He also owns, as Personal Representative of the late Irving Levine, 100% of the outstanding shares of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is c/o Registered Agent, Inc., 769 Basque Way, Suite 300, Carson City, NV 09706.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Gary S. Gaines (July 28, 1937) 2009	President of Gary Gaines, Inc., a bag manufacturer since 1965 No Other Directorships
Roy G. Hale (July 24, 1938) 2011	Certified Public Accountant since 1979 Former Director, Bank of Southern Maryland

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
David I. Faust, Esq. (February 24, 1941) Counsel and Secretary	Partner in Gallet Dreyer & Berkey, LLP, since October 2016.
Former partner in Faust Oppenheim LLP, a law firm, since 1979.
Counsel to Copley Fund since 2010, Secretary since 2016.
Director of Copley Financial Services Corp.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
David I. Faust, Esq. Roy G. Hale Adam Berkey (November 15, 1988) Assistant Secretary	See Above President, Treasurer Attorney at Gallet Dreyer & Berkey, LLP No Directorships

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-881-2751.

COPLEY FUND, INC.

A No-Load Fund

Annual Report

February 28, 2019

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfund@gmail.com

Custodian
MUFG Union Bank, N.A.
400 California Street
San Francisco, California 94104

Transfer Agent
Gemini Fund Services
17605 Wright Street
Omaha, Nebraska 68130
Tel. (402) 493-4603
(877) 881-2751
Fax: (402) 963-9094

Counsel
Gallet Dreyer & Berkey, LLP
845 Third Avenue, 5th Floor
New York, New York 10022

Auditors
EisnerAmper LLP
750 Third Avenue
New York, New York 10017

COPLEY FUND, INC.

A No-Load Fund

ITEM 2. CODE OF ETHICS

The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its Code of Ethics during the covered period. The registrant has not granted any waivers from any provisions of the Code of Ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant toll free at (800) 635-3427.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant’s Board of Directors function as an audit committee. They have determined that the Board does not have an “audit committee financial expert”, as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert”, the Board determined that none of the members of the Board met all five qualifications in the definition, although some members of the Board met some of the qualifications. The Board also determined that while the members have general financial expertise, given the size and type of the Copley Fund, Inc., (the “Fund”) and in light of the nature of the accounting and valuation issues that the Fund has presented over the past several years, it did not appear that the members lacked any necessary skill to serve as persons performing functions similar to those who serve on an Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable - only effective for annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment management companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Roy Hale
Name: Roy Hale
Title: President (Principal Executive Officer)

Date: April 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Copley Fund, Inc.

By:	/s/ Roy Hale
Name: Roy Hale
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date: April 29, 2019